UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2020

UDR, Inc.

United Dominion Realty, L.P.

(Exact name of registrant as specified in its charter)

Maryland (UDR, Inc.) Delaware (United Dominion Realty, L.P.)	1-10524 333-156002-01	54-0857512 54-1776887

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	UDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

UDR, Inc.: Emerging growth company ☐

United Dominion Realty, L.P.: Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

UDR, Inc.: ☐ United Dominion Realty, L.P.: ☐

Item 8.01 Other Events

Amendment to Sales Agreement for ATM Program

On May 7, 2020, UDR, Inc., a Maryland corporation (the “Company”), entered into an amendment to the ATM Equity Offering Sales Agreement, dated July 31, 2017 (the “Sales Agreement”), for the offering, from time to time, of the Company’s common stock. The purpose of the amendment to the Sales Agreement was, among other things, to revise the definitions of “Agents” and “Forward Purchasers” under the Sales Agreement, to reference the Company’s shelf registration statement on Form S-3 (File No. 333-236846) that was filed with the Securities and Exchange Commission on March 3, 2020 (the “Registration Statement”), and to make certain revisions to the form of forward confirmation attached to the Sales Agreement.

A copy of the amendment to the Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the amendment to the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the amendment to the Sales Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Distribution Agreement for MTN Program

On May 7, 2020, the Company and United Dominion Realty, L.P., a Delaware limited partnership, entered into an amendment to the Third Amended and Restated Distribution Agreement, dated September 1, 2011, as amended on July 29, 2014 and April 27, 2017 (the “Distribution Agreement”), for the offering, from time to time, of the Company’s medium term notes. The purpose of the amendment to the Distribution Agreement was, among other things, to revise the definition of “Agents” under the Distribution Agreement and to reference the Registration Statement.

A copy of the amendment to the Distribution Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K. The description of the amendment to the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the amendment to the Distribution Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Amendment No. 1, dated May 7, 2020, to the ATM Sales Agreement.
1.2	Amendment No. 3, dated May 7, 2020, to the Third Amended and Restated Distribution Agreement, dated September 1, 2011 and as amended July 29, 2014 and April 27, 2017.
5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

May 7, 2020	By:	/s/ Joseph D. Fisher
Joseph D. Fisher
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

United Dominion Realty, L.P.
By:	UDR, Inc., its general partner /s/ Joseph D. Fisher
Joseph D. Fisher
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)